Exhibit 10.4

Amendment 1 to Loan Agreement

This Agreement (the "Agreement ") is made and entered into on February 25, 2019, to change the terms and conditions (Repayment date) of the Loan Agreement (the “Existing Loan Agreement for $6,000,000”) made by DASAN and DZS on December 27, 2018, and the parties will faithfully carry out the contents of the agreement.

“DASAN” (Lender) ]

Company name	:	DASAN Networks, Inc.

Representative	:	CEO Nam Min Woo

Address	:	10F Dasan Tower, 49, Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

“DZS” (Borrower)

Company name	:	DASAN Zhone Solutions, Inc.

Representative	:	CEO Il Yung Kim

Address	:	7195 Oakport Street, Oakland, CA 94621, USA

Article 1 【Basic conditions】

Among the basic terms and conditions of the Existing Loan Agreement signed on December 27, 2018, the repayment date shall be amended to May 27, 2022 from June 27, 2020.

Article 2 【 Extension of the term】

“DASAN” and “DZS” may amend the terms and conditions of the Existing Loan Agreement anytime and by mutual consent.

Article 3 【Others】

Any other provision of the Existing Loan Agreement shall not be affected by the Agreement, except the Repayment date and Interest rate set forth in the Article 1.

In order to prove the fact of this Agreement, two copies of the Agreement shall be prepared with the name and signature of each party or agent legally authorized to perform the act, and retained by DASAN and DZS respectively.

February 25, 2019

“DASAN” Lender

/s/ NAM MIN WOO

DASAN Networks, Inc.

Representative, CEO Nam Min Woo

10F Dasan Tower, 49, Daewang Pangyo-ro 644 beon-gil,
Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

“DZS” Borrower

/s/ IL YUNG KIM

DASAN Zhone Solutions, Inc.

Representative, CEO Il Yung Kim

7195 Oakport Street, Oakland, CA 94621, USA